Exhibit 10.46

FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

          This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 21st day of January, 2004 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lender, Term Lender, Swing Line Lender and as Agent (“Agent”), the Credit Parties signatory hereto and the Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

RECITALS

          WHEREAS, Borrower, certain Credit Parties, Agent and Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 23, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

          WHEREAS, Borrower, the Credit Parties signatories to the Credit Agreement, the Lenders and Agent wish to amend certain provisions of the Credit Agreement, as more fully set forth herein.

          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

          (a) The last sentence of Section 1.1(a)(iv) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     “In addition, notwithstanding anything to the contrary contained herein or otherwise, Borrower shall cause (i) at all times during the period from and including December 31, 2003 through and including April 15, 2004 (x) the outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan to be reduced to, and remain at, zero dollars ($0) and (y) the outstanding Letter of Credit Obligations to be less than or equal to $20,000,000; (ii) at all times during the period from and including April 16, 2004 through and including May 15, 2004 (x) the outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan to be less than or equal to $15,000,000, and (y) the outstanding Letter of Credit Obligations to be less than or equal to $20,000,000; and (iii) at all times during the period from and including December 31, 2004 through and including March 31, 2005 (x) the outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan to be reduced to, and remain at, zero dollars ($0) and (y) the outstanding Letter of Credit Obligations to be less than or equal to $20,000,000.”

          (b) Section 5.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     “5.11 Senior Notes. On or prior to April 15, 2004, the Borrower shall, and shall cause Ultimate Parent to, cause the Senior Notes Documents to be amended, modified refunded, renewed, refinanced or extended to provide that no principal payment with respect to the Senior Notes (and all other indebtedness permitted pursuant to Section 6.3(d) hereof) shall be due on or prior to September 1, 2005.”

          (c) Section 5.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     “5.12 Senior Notes Action Plan. No later than March 15, 2004, Borrower shall deliver to Agent and the Lenders a written plan, in form and substance satisfactory to Agent and the Lenders, which sets forth in detail Borrower’s proposed plan of action with respect to the amendment, modification, refunding, renewal or extension of the Senior Notes contemplated by Section 5.11.”

          (d) Section 6.8 of the Credit Agreement is hereby amended by (i) deleting the word “and” which appears immediately prior to Section 6.8(g) of the Credit Agreement and (ii) inserting immediately prior to the period in Section 6.8(g) a new Section 6.8(h) which shall read in its entirety as follows:

     “and (h) (x) sales of Inventory and other assets of Borrower and certain other Credit Parties (collectively, the “Merchants”), solely to the extent such sales are consummated in the Merchants’ retail store locations listed on Schedule I attached to the Fourth Amendment (collectively, the “Closed Stores”) by means of a promotional, store closing or similar sale (the “Store Closing Sale”), (y) sales of furnishings, trade fixtures, Equipment and real property improvements in connection with the Store Closing Sale which are located at the Closed Stores or at the Merchants’ distribution centers in Maple Grove, Minnesota and Las Vegas, Nevada (the “FF&E Sale”), and (z) the sale or termination or other mitigation of damages with respect to the leases of the real property listed on Schedule II attached to the Fourth Amendment (the actions and events described in this clause (z), the “Lease Mitigations” and together with the Store Closing Sale and the FF&E Sale are collectively being referred to herein as, the “Comprehensive Sale”).”

          (e) Section 6 of the Credit Agreement is hereby amended by adding the following Section 6.19 thereto which shall read in its entirety as follows:

     “6.19 Lease Mitigations

     “No Credit Party shall make payments to landlords in connection with one or more Lease Mitigations (i) on or prior to April 15, 2004 in an aggregate amount in excess of $2,000,000 and (ii) at any time in an aggregate amount in excess of the lesser of (x)

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$10,000,000 or (y) the aggregate sale proceeds (net of any related costs, fees and expenses) received by Merchants from the Hilco/Gordon Brothers Joint Venture as a result of the Comprehensive Sale.”

          (f) Schedule A to the Credit Agreement is hereby amended by adding, in the appropriate alphabetical location, the following definitions thereto:

     “Closed Stores” has the meaning set forth in Section 6.8 of the Credit Agreement.

     “Comprehensive Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.

     “FF&E Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.

     “Fourth Amendment” shall mean that certain Fourth Amendment to the Fourth Amended and Restated Credit Agreement entered into as of the 21st day of January, 2004 among the Borrower, the Agent, the Credit Parties signatory thereto and the Lenders.

     “Hilco/Gordon Brothers Joint Venture” means a joint venture composed of Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC and Hilco Real Estate, LLC.

     “Lease Mitigations” has the meaning set forth in Section 6.8 of the Credit Agreement.

     “Merchants” has the meaning set forth in Section 6.8 of the Credit Agreement.

     “Store Closing Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.”

          (g) Schedule H to the Credit Agreement is hereby amended by adding the following new clause (h) at the end thereof:

     “(h) Borrower, at its own expense, shall deliver to Agent on or prior to Friday, January 30, 2004 and each Friday thereafter until the Comprehensive Sale is completed a summary of the cash proceeds and disbursements of fees, costs and other expenses relating to the Comprehensive Sale, in form and substance satisfactory to Agent.”

Section 2 Representations and Warranties.

          Borrower and the Credit Parties who are party hereto represent and warrant that:

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          (a) the execution, delivery and performance by Borrower and such Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and such Credit Parties enforceable against Borrower and such Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or Credit Parties’ certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

          (d) no Default or Event of Default will exist or result after giving effect hereto.

Section 3 Conditions to Effectiveness.

          This Amendment will be effective only upon satisfaction of the following:

          (a) Execution and delivery of (i) this Amendment by Borrower, the Credit Parties that are listed on the signature pages hereto, the Agent and each Lender and (ii) of each of the documents listed on Exhibit A to this Amendment by each of the applicable Persons;

          (b) Delivery to Agent of certified copies of (i) that certain Agency Agreement dated as of January 21, 2004 by and among the Borrower, the Credit Parties signatories thereto and the Hilco/Gordon Brothers Joint Venture, and (ii) all other agreements, documents and instruments executed and/or delivered in connection with the foregoing; and

          (c) The representations and warranties contained herein shall be true and correct in all respects.

Section 4 Reference to and Effect Upon the Credit Agreement.

          (a) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 5 Waiver and Release.

          In consideration of the foregoing, each of Borrower and each Credit Party hereby waives, releases and covenants not to sue Agent or any Lender with respect to, any and all claims it may have against Agent or any Lender, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof relating to one or more Loan Documents.

Section 6 Costs and Expenses.

          As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7 Governing Law.

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Section 8 Headings.

          Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9 Counterparts.

          This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

Section 10 Confidentiality.

          The matters set forth herein are subject to Section 11.18 of the Credit Agreement, which is incorporated herein by reference.

[signature page follows]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

	By:	/s/ Peter G. Michielutti

	Title:	Executive Vice President, Chief Financial Officer

Revolving Loan Commitment: $60,000,000 (including $10,000,000 Swing Line Commitment)	GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Lender and Swing Line Lender

Term Loan B Commitment: $25,000,000	By:	/s/ Lynn Gosselin

	Title:	Duly Authorized Signatory

Revolving Loan Commitment: $30,000,000	LASALLE RETAIL FINANCE, a division of LaSalle Business Credit, as agent for Standard Federal Bank National Association, as Lender

	By:	/s/ Robert Barnhard

	Title:	Senior Vice President

Revolving Loan Commitment: $45,000,000	THE CIT GROUP/BUSINESS CREDIT, INC., as Lender and Documentation Agent

	By:	/s/ Deborah Rogut

	Title:	Vice President

[Signature Page to Fourth Amendment]

Revolving Loan Commitment: $45,000,000	WELLS FARGO RETAIL FINANCE LLC, as Lender andSyndication Agent

	By:	/s/ Frank O’Connor

	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

          The undersigned are executing this Amendment in their capacity as Credit Parties:

Wilsons The Leather Experts Inc.

By:	/s/ Peter G. Michielutti

Title:	Executive Vice President, Chief Financial Officer

Wilsons Center, Inc.

By:	/s/ Peter G. Michielutti

Title:	Executive Vice President, Chief Financial Officer

Rosedale Wilsons, Inc.

By:	/s/ Peter G. Michielutti

Title:	Executive Vice President, Chief Financial Officer

River Hills Wilsons, Inc.

By:	/s/ Peter G. Michielutti

Title:	Executive Vice President, Chief Financial Officer

Bermans The Leather Experts Inc.

By:	/s/ Peter G. Michielutti

Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Fourth Amendment]

EXHIBIT A

CLOSING DOCUMENTS

relating to the

FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

by and among

WILSONS LEATHER HOLDINGS INC.,
as Borrower

and

THE LENDERS NAMED THEREIN,
as Lenders

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent, Lender, Term Lender and Swing Line Lender

GECC CAPITAL MARKETS GROUP, INC.

as Lead Arranger

THE CIT GROUP/BUSINESS CREDIT, INC.

as Lender and Documentation Agent

and

WELLS FARGO AND COMPANY

as Lender and Syndication Agent

DATE OF CLOSING: January 21, 2004

Exh.A-1

          Set forth below is a Schedule of Documents which lists the documents to be delivered in connection with the closing of the transactions contemplated by the Fourth Amendment (“Amendment”) to Fourth Amended and Restated Credit Agreement (“Credit Agreement”) listed herein as Document No. 1. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Credit Agreement and all section references herein are to Sections of the Credit Agreement, unless otherwise indicated. All documents shall be dated as of January 21, 2004 unless otherwise indicated.

PARTIES AND THEIR COUNSEL

General Electric Capital Corporation, a Delaware corporation	(“GE Capital”, in its individual capacity, a “Lender”, “Term Lender” and the “Swing Line Lender” and as agent, “Agent”)

Wilsons Leather Holdings Inc., a Minnesota corporation	(“Borrower”)

Wilsons The Leather Experts Inc., a Minnesota corporation	(“Ultimate Parent”)

Wilsons Center, Inc., a Minnesota corporation	(“First Intermediate Parent”)

Rosedale Wilsons, Inc., a Minnesota corporation	(“Second Intermediate Parent”)

River Hills Wilsons, Inc., a Minnesota corporation	(“Third Intermediate Parent”)

Bermans The Leather Experts Inc., a Delaware corporation	(“Bermans”)

Bentley’s Luggage Corp., a Florida corporation	(“Bentley”)

Latham & Watkins, counsel to General Electric Capital Corporation	(“L&W”)

Faegre & Benson LLP, counsel to the Borrower	(“Faegre”)

Exh.A-2

Doc.		Responsible
No.	Description of Document	Party	Status

I.	Fourth Amendment to Fourth Amended and Restated Credit Agreement

	Fourth Amendment to Fourth Amended and Restated Credit Agreement by and among Borrower, the Lenders signatory thereto and GE Capital, as Agent, Lender, Term Lender and Swing Line Lender	L&W

II.	Collateral Documents

	Reaffirmation of Guaranty – Store and Parent Guarantors	L&W

III.	Officer’s Certificates and Corporate Documentation

A. Ultimate Parent Corporate Documents

	Certificate of Ultimate Parent’s secretary or assistant secretary certifying to (a) the resolutions of Ultimate Parent’s board of directors, (b) the incumbency and signatures of the officers or representatives executing the Amendment and the other Loan Documents (as applicable), (c) Ultimate Parent’s articles of incorporation and all amendments thereto, certified by the Secretary of the State of Minnesota, and (d) Ultimate Parent’s by-laws	Borrower

	Required certificates of status/good-standing for the state of Minnesota	Borrower

B. First Intermediate Parent Corporate Documents

	Certificate of First Intermediate Parent’s secretary or assistant secretary certifying to (a) the resolutions of First Intermediate Parent’s board of directors, (b) the incumbency and signatures of the officers or representatives executing the Amendment and the other Loan Documents (as applicable), (c) First Intermediate Parent’s articles of incorporation and all amendments thereto, certified by the Secretary of the State of Minnesota, and (d) First Intermediate Parent’s by-laws	Borrower

	Required certificates of status/good-standing for the state of Minnesota	Borrower

Exh.A-3

Doc.		Responsible
No.	Description of Document	Party	Status

C. Second Intermediate Parent Corporate Documents

	Certificate of Second Intermediate Parent’s secretary or assistant secretary certifying to (a) the resolutions of Second Intermediate Parent’s board of directors, (b) the incumbency and signatures of the officers or representatives executing the Amendment and the other Loan Documents (as applicable), (c) Second Intermediate Parent’s articles of incorporation and all amendments thereto, certified by the Secretary of the State of Minnesota, and (d) Second Intermediate Parent’s by-laws	Borrower

	Required certificates of status/good-standing for the state of Minnesota	Borrower

D. Third Intermediate Parent Corporate Documents

	Certificate of Third Intermediate Parent’s secretary or assistant secretary certifying to (a) the resolutions of Third Intermediate Parent’s board of directors, (b) the incumbency and signatures of the officers or representatives executing the Amendment and the other Loan Documents (as applicable), (c) Third Intermediate Parent’s articles of incorporation and all amendments thereto, certified by the Secretary of the State of Minnesota, and (d) Third Intermediate Parent’s by-laws	Borrower

	Required certificates of status/good-standing for the state of Minnesota	Borrower

E. Borrower Corporate Documents

	Certificate of Borrower’s secretary or assistant secretary certifying to (a) the resolutions of Borrower’s board of directors, (b) the incumbency and signatures of the officers or representatives executing the Amendment and the other Loan Documents (as applicable), (c) Borrower’s articles of incorporation and all amendments thereto, and (d) Borrower’s by-laws	Borrower

	Required certificates of status/good-standing for the state of Minnesota	Borrower

Exh.A-4

SCHEDULE I

STORE LOCATIONS

Sch.I-1

SCHEDULE II

LEASED PROPERTY

Sch. II-1